SEPARATE ACCOUNT VA-K OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002

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The first two paragraphs of Footnote (1) under the sub-heading (3) ANNUAL
UNDERLYING FUND EXPENSES under the caption SUMMARY OF FEES AND CHARGES are deleted in their entirety and replaced with the following:

(1) Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets. The expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001.


     Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund.


     The actual Total Operating Expenses of the funds were less than their respective expense limitations throughout 2001. However, the expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001. If the 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Management Fees and Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 0.85% and 1.29%, respectively, and for the AIT Select Strategic Income Fund would have been 0.58% and 1.12%, respectively.

                                     * * *

The second paragraph under the caption ELECTING THE ANNUITY DATE, under ANNUITIZATION - THE PAYOUT PHASE is amended in its entirety to read as follows:

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on age 76) or (b) the issue date plus 10 years (for Contracts issued after age
76). In no event will the default Annuity Date be later than the latest possible Annuity Date. If there are joint owners, the age of the younger will determine the default Annuity Date. In New York, if there are joint owners, the age of the older will determine the default Annuity Date.

The following paragraph is added in its entirety after "MARKET VALUE ADJUSTMENT" under GUARANTEE PERIOD ACCOUNTS:

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

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SUPPLEMENT DATED SEPTEMBER 6, 2002



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